Investor: RBW, Inc.

Subscription Agreement For

IDEAEDGE, INC.

Private Placement of

Shares of Common Stock

CONFIDENTIAL

THE SHARES OF COMMON STOCK OF IDEAEDGE, INC., A COLORADO CORPORATION, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE APPLICABLE SECURITIES LAWS OF ANY STATE, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SHARES OF IDEAEDGE, INC., A COLORADO CORPORATION, COMMON STOCK MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE PURCHASE OF THE COMMON SHARES OF IDEAEDGE, INC.  INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF LOSING THEIR ENTIRE INVESTMENT.

SUBSCRIPTION AGREEMENT

To:

IDEAEDGE, INC.

6440 Lusk Blvd., Suite 200

San Diego, California 92121

Gentlemen:

.

Subscription.  The undersigned (the "Investor") subscribes for and agrees to purchase the shares of Common Stock (the "Shares") issued by IdeaEdge, Inc., a Colorado corporation (the "Company"), for $1.50 per share, in the amount set forth on the signature page below.  The Investor's subscription is not contingent upon the Company receiving and accepting subscriptions for any specific dollar amount.  The Investor acknowledges that this subscription is irrevocable, except as otherwise expressly provided herein, and may be accepted or rejected in whole or in part by the Company in its sole discretion.

The Company acknowledges the consideration for the Shares has been provided by Investor pursuant to the Finders Agreement dated May 31, 2007 between the Investor and the Company’s subsidiary, IdeaEdge, Inc., a California corporation, as such agreement was assigned to the Company effective October 16, 2007 (the “Finders Agreement”).    The Company and Investor further acknowledge and agree that the Company’s issuance of Shares as provided hereunder constitutes full and complete payment of all Company obligations under the Finders Agreement, and that all Company obligations under the Finders Agreement are satisfied in full.

.

Representations and Warranties of Investor.  To induce the Company to accept this subscription, the Investor represents and warrants as follows:

()

The Investor understands that the Company recently completed its acquisition of IdeaEdge, Inc., a California corporation, and has limited business operations to date.  The Investor has had adequate opportunity to obtain publicly available information from the Company concerning the business of the Company.  The Company has not disclosed any material non-public information to Investor in connection with the sale of the Shares, and the Company does not have any obligation to disclose any material non-public information to Investor, nor will the Company have any obligation to update Investor with any material non-public information of which they may become aware after the date hereof.  The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, is able to bear the risks of an investment in the Company and understands the risks of, and other considerations relating to, the purchase of the Shares.

()

The Shares to be acquired hereunder are being acquired by the Investor for investment purposes only and not with a view to public resale or distribution.

(c)

Investor either has a pre-existing personal or business relationship with the Company or its officers, directors or controlling persons, or by reason of Investor’s business or financial experience, or the business or financial experience of their professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, have the capacity to protect their own interests in connection with the purchase of the Shares.

(d)

Investor is not aware of the publication of any advertisement in connection with the offer or sale of the Shares.

(e)

The Investor understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), the securities laws of any state thereof or the securities laws of any other jurisdiction, nor is such registration contemplated.  The Investor understands and agrees further that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act and appropriate state securities laws or an exemption from registration under the Securities Act and appropriate state securities laws covering the sale of the Shares, as applicable, is available.  The Investor understands that legends stating that the Shares has not been registered under the Securities Act and state securities laws and setting out or referring to the restrictions on the transferability and resale of the Shares will be placed on the certificates representing the Shares.  The Investor's overall commitment to the Company and other investments that are not readily marketable is not disproportionate to the Investor's net worth and the Investor has no need for immediate liquidity in the Investor's investment in the Company.

(f)

The Investor has had the opportunity to review the Company’s public reports filed with the Securities and Exchange Commission, including, without limitation, the Form 10-KSB filed with the SEC on January 11, 2008, which contains the most recent public information regarding the Company (the “SEC Filings’), including certain risk factors related to the Company and an investment in the Company.  The Investor has not been furnished any literature other than the SEC Filings and is not relying on any information, representation or warranty by the Company or any of its affiliates or agents, other than information contained in the SEC Filings, in determining whether to purchase the Shares.

(g)

The Investor understands that certain forward-looking statements that may be contained in the SEC Filings by their nature involve significant elements of subjective judgment and analysis that may or may not be correct; that there can be no assurance that such forward-looking statements will be accurate; and that such forward-looking statements should not be relied on as a promise or representation of the future performance of the Company.

(h)

The Investor has consulted to the extent deemed appropriate by the Investor with the Investor's own advisers as to the financial, tax, legal and related matters concerning an investment in the Company and on that basis believes that an investment in the Company is suitable and appropriate for the Investor.

(i)

If the Investor is a natural person, he or she has the legal capacity and all requisite authority to enter into, execute and deliver this Subscription Agreement, to purchase the Shares and to perform all the obligations required to be performed by the Investor hereunder.  If the Investor is a corporation, partnership, trust or other entity, it is authorized to purchase the Shares and otherwise to comply with its obligations under this Subscription Agreement.  The person signing this Subscription Agreement on behalf of such entity is duly authorized by such entity to do so.  This Subscription Agreement is the valid and binding agreement of the Investor and enforceable against the Investor in accordance with its terms. Such execution, delivery and compliance by or on behalf of the Investor does not conflict with, or constitute a default under, any instruments to which the Investor is bound, any law, regulation or order to which the Investor is subject, or any agreement to which the Investor is a party or by which the Investor is or may be bound.

(j)

The principal residence of the Investor is in the jurisdiction indicated below the Investor's signature hereto, or if the Investor is a corporation, partnership, trust or other entity, such Investor is organized and qualified under the law of the state indicated below.

(k)

The Investor acknowledges that legal counsel to the Company does not represent any Investor, and that legal counsel to the Company shall owe no duties directly to that Investor.  The Investor acknowledges that legal counsel to the Company has not represented the interests of Investor, or any documents or agreements related to the investment, including this Agreement.  The Investor represents and warrants that it has not revealed or disclosed any confidential information to legal counsel to the Company, and that Investor has either engaged independent legal counsel to represent them with respect to the investment, or has had the opportunity to do so.

(l)

The Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, such that one or more of the qualifications set forth on the attached Investor Suitability Questionnaire applies, and Investor has completed, executed and delivered to the Company an Investor Suitability Questionnaire, and the information contained in the Investor Suitability Questionnaire is true and correct.

.

Tax Information.  The Investor certifies under penalties of perjury that (i) the Investor's name, taxpayer identification or social security number and address provided on the signature pages and attachment hereto is correct; (ii) the Investor will complete and return with this Subscription Agreement IRS Form W-9, Payer's Request for Taxpayer Identification Number and Certification; (iii) the Investor is not a non-resident alien individual, foreign corporation, foreign partnership, foreign trust or foreign estate (as defined in the Code); and (iv) the Investor will notify the Company within 60 days of a change to foreign status.  The Investor agrees to properly execute and provide to the Company in a timely manner any tax documentation that may be reasonably required by the Company.

.

Further Advice and Assurances.  All information that the Investor has provided to the Company is correct and complete as of the date hereof, and the Investor agrees to notify the Company immediately if any representation or warranty contained in this Subscription Agreement becomes untrue prior to the Company's acceptance of the Investor's subscription.  The Investor agrees to provide such information and execute and deliver such documents as the Company may reasonably request to verify the accuracy of the Investor's representations and warranties herein or to comply with any law or regulation to which the Company may be subject.

.

Indemnity.  The Investor agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents and representatives from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Investor contained in this Subscription Agreement or in any other document provided by the Investor to the Company or its agents in connection with the Investor's investment in the Company.  Notwithstanding any provision of this Subscription Agreement, the Investor does not waive any rights granted to it under applicable securities laws.

.

Payment of Subscription; Closing.  If the Investor's subscription is rejected in whole or in part, the amount rejected shall be promptly returned by check without interest to the Investor.  The closing of the purchase and sale of the Shares shall happen simultaneously with the acceptance of the Subscription Agreement by the Company.

7.

Miscellaneous.  This Subscription Agreement and the Shares are not assignable by the Investor without the consent of the Company.  The representations and warranties made by the Investor in this Subscription Agreement shall survive the closing of the transactions contemplated hereby and any investigation made by the Company or its agents.  This Subscription Agreement may be executed in one or more counterparts and may be delivered by facsimile transmission, all of which together shall constitute one instrument, and shall be governed by and construed in accordance with the laws of the State of California.

CONFIDENTIAL

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth below.

Date:

February 8, 2008

Amount of Subscription:

$168,337.50

Number of Shares: 112,225

INVESTOR:

RBW, INC.

/s/ Robert Wheat

By: _______________________________

Robert Wheat, President

ACCEPTANCE OF SUBSCRIPTION

The Company hereby accepts the above application for subscription for 112,225 Shares of Common Stock in IdeaEdge, Inc., a Colorado corporation

IdeaEdge, Inc., a Colorado Corporation

/s/ James Collas

By: ______________________________________

James Collas, Chief Executive Officer

CONFIDENTIAL